1 PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Financial Statements (Unaudited) May 2, 2026 and May 3, 2025

2 PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Financial Statements (Unaudited) May 2, 2026 and May 3, 2025 Table of Contents Page 3 4 5 6 Narrative Report Consolidated Statements of Comprehensive Income (Loss) Consolidated Balance Sheets Consolidated Statements of Member’s Equity Consolidated Statements of Cash Flows Notes to the Consolidated Financial Statements 7 8

First Quarter Fiscal 2026 Narrative Report The following discussion, which presents results for the first quarter of fiscal 2026, should be read in conjunction with the accompanying Consolidated Financial Statements and notes thereto. Unless otherwise indicated, all references in this Narrative are as of the date presented and the Company does not undertake any obligation to update these numbers, or to revise or update any statement being made related thereto. During the first quarter of fiscal 2026, JCPenney continued to prioritize providing America’s diverse working families with fashion choices at a compelling value that fits within their discretionary budgets in the current economic environment. Customer engagement during the period included events and value-oriented offers such as the Spring 2026 Really Big Deals program, which generated sales growth and additional customer traffic. Prior investments made in the digital experience resulted in digital traffic increases of 5% alongside average order value increases in the quarter. In addition, credit income increased $2 million over the prior year. Overall, the Company was able to strategically manage through the softer demand environment, resulting in outperformance against internal expectations for the period. Gross margin declined primarily as a result of tariff costs, shifts in category mix and increased promotional activity. Category performance was led by Active, Jewelry and Home. Active increased significantly versus last year, driven by an expanded offering of Nike apparel and NCAA fleece, while Jewelry increases were driven by Gemstones, growth in Silver, and continued momentum in Watches. Home exceeded expectations across Bed, Bath, Electrics and Rugs. Additional strong performers included Women’s Apparel private brands St. John’s Bay and Liz Claiborne, while Beauty and Salon performance benefited from new fragrance launches during the quarter. Selling, general and administrative expenses decreased from the prior-year period, reflecting continued cost management. Restructuring, impairment, store closing and other costs were $2 million that were related to various activities including facility closures and transition costs associated with the acquisition. Synergy activities related to the Company’s parent acquisition of SPARC Group are ongoing, and, to date, the Company has already achieved more than was expected. It is currently anticipated that the entirety of the synergies expected to be activated by the end of 2027 will be fully activated by the end of this fiscal year. Additionally, it is anticipated that the Company will exceed the initial expected synergy savings in connection with the acquisition. Capital expenditures during the period were $22 million, compared with $18 million in the prior- year period, and were focused on customer-facing initiatives. As of the end of the quarter, merchandise inventory was $1.6 billion, 1% below last year. In connection with the Supreme Court ruling regarding the legality of the IEEPA tariffs, the Company anticipates receiving significant refunds in fiscal 2026, with some potentially occurring as late as 2027. As the timing of the payments is uncertain, the Company is not making any anticipatory accruals but rather expects to record the refunds as received. As of the end of the first quarter, no refunds have been collected, and therefore no impact is reflected in these financial statements. The first refunds will be included in the second quarter results. The Company ended the quarter with no long-term debt outstanding, compared with $468 million in the prior-year period. The Company also had no borrowings outstanding under the Parent’s Revolving Credit Facility as of quarter-end. As a result of lower debt balances, net interest expense declined to $2 million from $15 million in the same period last year and primarily relates to capital lease interest costs. 3

4 PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Statements of Comprehensive Income (Loss) (Unaudited) (In millions) Three Months Ended May 2, 2026 Three Months Ended May 3, 2025 Total net sales $ 1,249 $ 1,309 Credit income 64 62 Total revenues 1,313 1,371 Costs and expenses/(income): Cost of goods sold (exclusive of depreciation and amortization shown separately below) 776 807 Selling, general and administrative 559 562 Depreciation and amortization 43 44 Real estate and other, net (5) (1) Restructuring, impairment, store closing and other costs 2 11 Total costs and expenses 1,375 1,423 Operating loss (62) (52) Net interest expense 2 15 Loss before income taxes (64) (67) Income tax expense 1 2 Net loss $ (65) $ (69) Other comprehensive loss: Currency translation adjustment (1) — Comprehensive loss $ (66) $ (69) See accompanying Notes to Consolidated Financial Statements (Unaudited).

5 PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Balance Sheets (Unaudited) (In millions) May 2, 2026 May 3, 2025 Assets Current assets: Cash and cash equivalents $ 96 $ 140 Merchandise inventory 1,559 1,571 Prepaid expenses and other assets 177 167 Due from parent — 15 Total current assets 1,832 1,893 Property and equipment, net 1,186 1,194 Operating lease assets 1,624 1,688 Financing lease assets 91 96 Other assets 121 133 Total assets $ 4,854 $ 5,004 Liabilities and member’s equity Current liabilities: Merchandise accounts payable $ 445 $ 415 Other accounts payable and accrued expenses 322 430 Due to parent 241 — Current operating lease liabilities 89 85 Current financing lease liabilities 4 3 Current portion of long-term debt, net — 9 Total current liabilities 1,101 942 Noncurrent operating lease liabilities 1,786 1,864 Noncurrent financing lease liabilities 101 104 Long-term debt — 468 Other liabilities 46 104 Total liabilities 3,034 3,482 Member’s equity Member’s contributions 782 300 Accumulated other comprehensive loss (9) (7) Reinvested earnings 1,047 1,229 Total member’s equity 1,820 1,522 Total liabilities and member’s equity $ 4,854 $ 5,004 See accompanying Notes to Consolidated Financial Statements (Unaudited).

6 PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Statements of Member’s Equity (Unaudited) Three Months Ended May 3, 2025 (In millions) Member’s Contributions Accumulated Other Comprehensive Loss Reinvested Earnings Total Member's Equity February 1, 2025 $ 300 $ (7) $ 1,298 $ 1,591 Net loss — — (69) (69) May 3, 2025 $ 300 $ (7) $ 1,229 $ 1,522 Three Months Ended May 2, 2026 (In millions) Member’s Contributions Accumulated Other Comprehensive Loss Reinvested Earnings Total Member's Equity January 31, 2026 $ 782 $ (8) $ 1,112 $ 1,886 Net loss — — (65) (65) Currency translation adjustment and other — (1) — (1) May 2, 2026 $ 782 $ (9) $ 1,047 $ 1,820 See accompanying Notes to Consolidated Financial Statements (Unaudited).

7 PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Statements of Cash Flows (Unaudited) Year-to-Date Year-to-Date (In millions) May 2, 2026 May 3, 2025 Cash flows from operating activities: Net loss $ (65) $ (69) Adjustments to reconcile net loss to net cash provided (used) by operating activities: Gain on asset disposition (5) (1) Restructuring, impairment, store closing and other costs, non-cash — 6 Depreciation and amortization 43 44 Change in cash from operating assets and liabilities: Merchandise inventory (78) (33) Prepaid expenses and other assets (41) (44) Merchandise accounts payable (3) (23) Other accounts payable, accrued expenses and other liabilities (270) 12 Net cash used by operating activities (419) (108) Cash flows from investing activities: Capital expenditures (22) (18) Proceeds from sale of real estate assets 8 1 Due from parent, net 201 — Net cash provided (used) by investing activities 187 (17) Cash flows from financing activities: Payments of long-term debt — (3) Proceeds from borrowings under revolving credit facility 750 44 Payments of borrowings under revolving credit facility (750) (44) Due to parent, net 241 — Repayments of principal portion of finance leases (1) (1) Net cash provided (used) by financing activities 240 (4) Net increase (decrease) in cash and cash equivalents 8 (129) Cash and cash equivalents at beginning of period 88 269 Cash and cash equivalents at end of period $ 96 $ 140 See accompanying Notes to Consolidated Financial Statements (Unaudited).

8 PENNEY INTERMEDIATE HOLDINGS LLC Notes to Consolidated Financial Statements (Unaudited) 1. Basis of Presentation and Consolidation These Consolidated Financial Statements (Unaudited) have been prepared in accordance with generally accepted accounting principles in the United States. The accompanying Consolidated Financial Statements (Unaudited), in the Company's opinion, include all material adjustments necessary for a fair presentation and should be read in conjunction with the Audited Consolidated Financial Statements and notes thereto for the fiscal year ended January 31, 2026. The same accounting policies are followed to prepare quarterly financial statements as are followed in preparing annual financial statements. A description of such significant accounting policies is included in the notes to the Audited Consolidated Financial Statements. The Consolidated Financial Statements (Unaudited) present the results of the Company and its subsidiaries. All significant inter-company transactions and balances have been eliminated in consolidation. Certain amounts may have been reclassified to conform with current year presentation, if necessary. Given the seasonal nature of the retail business, operating results for interim periods are not necessarily indicative of the results that may be expected for the full year. Fiscal Year The Company’s fiscal year consists of the 52-week period ending on the Saturday closest to January 31. Every sixth year, the Company's fiscal year consists of 53 weeks ending on the Saturday closest to January 31. As used herein, “three months ended May 2, 2026” refers to the 13- week period ended May 2, 2026, and “three months ended May 3, 2025” refers to the 13-week period ended May 3, 2025. Fiscal 2026 and 2025 consist of the 52-week periods ending January 30, 2027 and January 31, 2026, respectively. 2. Long-Term Debt (In millions) May 2, 2026 May 3, 2025 Issue: ABL Term Loan $ — $ 319 ABL FILO Loan — 160 Total debt — 479 Unamortized debt issuance costs — (2) Less: current maturities — (9) Total long-term debt $ — $ 468 3. Revolving Credit Facility The Company is a borrower under a senior secured asset-based revolving credit facility (“Revolving Credit Facility”) that is administered by Penney Holdings LLC. The Revolving Credit Facility provides total commitments of $1.75 billion and is secured by a perfected first-priority security interest in eligible credit card receivables, eligible trade receivables, inventory and the related proceeds. The Revolving Credit Facility is available for general corporate purposes, including the issuance of letters of credit. The Company had no borrowings outstanding under the Parent’s Revolving Credit Facility as of May 2, 2026. After taking into account borrowing base limitations, outstanding standby letters of credit, and draws on the facility by other borrowers, $0.3 billion remained available for future borrowings. 4. Litigation and Other Contingencies The Company is subject to various legal and governmental proceedings involving routine litigation incidental to its business. While no assurance can be given as to the ultimate outcome of these matters, the Company currently believes that the final

9 resolution of these actions, individually or in the aggregate, will not have a material adverse effect on the Company's results of operations, financial position, liquidity or capital resources. 5. Subsequent Events The Company has evaluated subsequent events from the balance sheet date through June 16, 2026, the date at which the financial statements were available to be issued.